IVY FUNDS

Supplement dated September 13, 2005
to
Ivy Equity Funds Prospectus dated July 30, 2005

At a meeting held on August 31, 2005 of the Board of Directors of Ivy Funds, Inc. and the Board of Trustees of Ivy Funds (Directors):

The Directors unanimously approved, and recommended that shareholders of Ivy International Growth Fund approve, the merger of Ivy International Growth Fund into Ivy International Fund. Shareholders of record on October 11, 2005 will be asked to vote on the proposed merger at a special meeting called for this purpose, tentatively scheduled on or near November 29, 2005.

The Directors unanimously approved, and recommended that shareholders of Ivy Capital Appreciation Fund approve, a change to the Fund's investment objective, which is a fundamental policy, and to the strategies of this Fund to de-emphasize a tax-managed investment style and to focus on capital appreciation. Shareholders of record on October 11, 2005 will be asked to vote on the proposal at a special meeting called for this purpose, tentatively scheduled on or near November 29, 2005.

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